UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022 (January 11, 2022)

Industrial Tech Acquisitions II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41213	85-1213962
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5090 Richmond Ave, Suite 319 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-599-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ITAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ITAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock for $11.50	ITAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 14, 2022, Industrial Tech Acquisitions II, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (“Units”), including 2,250,000 additional Units issued pursuant to the full exercise of the underwriters’ over-allotment option (the “Over-Allotment Option”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one-half of one redeemable warrant (“Public Warrant”), with each whole warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share.  The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $172,500,000.

In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-254594) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 22, 2021 (as amended, the “Registration Statement”). On January 11, 2022, the Registration Statement was declared effective by the Commission.

●	An Underwriting Agreement, dated January 11, 2022, between the Company and Wells Fargo Securities, LLC as representative of the several underwriters;

●	An Investment Management Trust Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee;

●	A Warrant Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent;

●	A Registration Rights Agreement, dated January 11, 2022, by and between the Company and the Company’s sponsor, Industrial Tech Partners II, LLC (the “Sponsor”);

●	A Letter Agreement, dated January 11, 2022, by and among the Company, its officers, its directors and the Sponsor;

●	A Private Placement Warrant Purchase Agreement, dated January 11, 2022, by and between the Company and the Sponsor; and

●	An Administrative Services Agreement, dated January 11, 2022, by and between the Company and the Sponsor.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 8,037,500 warrants (“Placement Warrants”) to the Sponsor at a price of $1.00 per Placement Warrant, generating total proceeds of $8,037,500. The Placement Warrants (and the underlying securities) are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2022, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $175,950,000 of the net proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public stockholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to pay the Company’s franchise and income tax obligations (less up to $50,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 15 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination), subject to applicable law.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated January 11, 2022, by and between the Company and Wells Fargo Securities, LLC, as representative of the several underwriters

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

10.1	Investment Management Trust Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee

10.2	Registration Rights Agreement, dated January 11, 2022, by and among the Company and the Sponsor

10.3	Letter Agreement, dated January 11, 2022, by and among the Company, its officers and directors and the Sponsor

10.4	Private Placement Warrants Purchase Agreement, dated January 11, 2022, by and between the Company and the Sponsor

10.5	Administrative Services Agreement, dated January 11, 2022, by and between the Company and the Sponsor

10.6	Amended and Restated Promissory Note, dated January 11, 2022, issued to the Sponsor

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2022	Industrial Tech Acquisitions II, Inc.

	By:	/s/ E. Scott Crist
		Name:	E. Scott Crist
		Title:	Chief Executive Officer

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